                                                                   Exhibit 99

                                  Interleaf, Inc.
                           Consolidated Balance Sheets
                                 (In thousands)



                                                                         JUNE 30, 1997                   PROFORMA
                                                                                        ADJUSTMENTS    JUNE 30, 1997
                                                                         -------------  -----------  -------------
ASSETS                                                                    (UNAUDITED)                 (UNAUDITED)
Current Assets
Cash and cash equivalents..............................................   $    18,031    $   6,848    $    24,879
Accounts receivable, net of reserve for doubtful accounts                                                   7,922
of $1,377 at June 30, 1997.............................................         7,922                           0
Prepaid expenses and other current assets..............................         1,532                       1,532
                                                                         -------------  -----------  -------------
Total Current Assets...................................................        27,485        6,848         34,333
Property and equipment, net............................................         4,423                       4,423
Intangible assets......................................................         1,946                       1,946
Other assets...........................................................           444                         444
                                                                         -------------  -----------  -------------
Total Assets...........................................................        34,298        6,848         41,146
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable.......................................................         2,544          703          3,247
Accrued expenses.......................................................        11,845                      11,845
Unearned revenue.......................................................        13,819                      13,819
Accrued restructuring..................................................         3,598                       3,598
                                                                         -------------  -----------  -------------
Total Current Liabilities..............................................        31,806          703         32,509
Long-term restructuring................................................         2,744                       2,744
                                                                         -------------  -----------  -------------
Total Liabilities......................................................        34,550          703         35,253
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------
Shareholders' Equity (Deficit)
Preferred stock, par value $.10 per authorized 5,000,000 shares:
  Series A Junior Participating, none issued and outstanding
  Senior Series B convertible, issued and outstanding, 861,911 at
  June 30, 1997........................................................            86                          86
  Senior Series C convertible, issued and outstanding, 1,006,480 at June
  30, 1997; 1,013,980 issued and outstanding (proforma)................           101       --                101
Common stock, par value $.01 per share, authorized 30,000,000 shares,
  issued and outstanding, 17,709,719 at June 30, 1997..................           177                         177
Additional paid-in capital.............................................        85,747        6,145         91,892
Retained earnings(deficit).............................................       (86,122)                     (86,122)
Cumulative translation adjustment......................................          (241)                        (241)
                                                                                                                 0
                                                                         -------------  -----------  -------------
Total Shareholders' Equity (Deficit)...................................          (252)        6,145          5,893
                                                                         -------------  -----------  -------------
Total Liabilities and Shareholders' Equity (Deficit)...................   $    34,298    $   6,848    $    41,146
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------
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